________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): June 15, 1998






                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       333-49015                13-3836437
----------------------------            -----------          -------------------
(State or Other Jurisdiction            (Commission           (I.R.S. Employer
     of Incorporation)                  File Number)         Identification No.)



     245 Park Avenue
   New York, New York                                               10167
-------------------------                                     ------------------
  (Address of Principal                                           (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 272-4095
                                                   ----- --------

________________________________________________________________________________


Item 7.   Financial Statements and Exhibits.
          ---------------------------------

Information and Exhibits.
------------------------

(a)       Financial Statements of businesses acquired.

          Not applicable.

(b)       Pro Forma financial information.

          Not applicable.

(c)       Exhibit No.                   Description
          -----------                   -----------

              25 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit
                                        25.1 of  Registration  Statement on Form
                                        S-3  of  Bear   Stearns   Asset   Backed
                                        Securities,  Inc., filed on May 12, 1998
                                        (File No. 333-49015)).



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BEAR STEARNS ASSET BACKED
                                         SECURITIES, INC


                                       By:   /s/Jonathan Lieberman
                                             -----------------------------------
                                             Name:   Jonathan Lieberman
                                             Title:  Vice President

Dated:  June 15, 1998



Exhibit Index
-------------

Exhibit                       Description                                 Page
-------                       -----------                                 ----

  25                          Form T-1 Statement of Eligibility             6
                              under the Trust Indenture Act of 1939,
                              as amended.  (Certain exhibits to
                              Form T-1 are incorporated by reference
                              to Exhibit 25.1 of Registration Statement on Form S-3 of Bear Stearns Asset Backed Securities, Inc., filed on May 12, 1998
                              (File No. 333-49015)).